UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2011
ALEXZA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Alexza Pharmaceuticals, Inc.
2091 Stierlin Court
Mountain View, California		94043

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01. Other Events.
On August 5, 2011, Alexza Pharmaceuticals, Inc. (the “Company”) announced that it has resubmitted its AZ-004 New Drug Application (“NDA”) to the U.S. Food and Drug Administration in response to a Complete Response Letter received in October 2010. The Company believes this is a Class 2 resubmission with a six-month review cycle. AZ-004 is being developed for the rapid treatment of agitation in schizophrenia or bipolar disorder patients. The press release announcing the resubmission of the NDA is furnished as Exhibit 99.1 hereto, the contents of which are incorporated herein by reference.
Section 9 Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release titled “Alexza Announces Resubmission of AZ-004 (Staccato® Loxapine) NDA,” dated August 5, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alexza Pharmaceuticals, Inc.
Date: August 5, 2011
	By:	/s/ August J. Moretti
August J. Moretti
Senior Vice President, Chief Financial Officer, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release titled “Alexza Announces Resubmission of AZ-004 (Staccato® Loxapine) NDA,” dated August 5, 2011.